UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 22, 2019, the Board of Directors (the “Board”) of Forward Air Corporation (the “Company”) elected Laurie A. Tucker to the Board, effective October 22, 2019. Mrs. Tucker will serve until the next annual meeting of the Company’s shareholders. The Board also appointed Mrs. Tucker to serve as a member of the Audit Committee of the Board.
Mrs. Tucker, 62, has served as the Founder and Chief Strategy Officer of Calade Partners LLC since January 2014. She previously served as the Senior Vice President, Corporate Marketing of FedEx Services, Inc., a subsidiary of FedEx Corporation, from 2000 until she retired in December 2013. She was employed by FedEx in various capacities of increasing experience and responsibilities since 1978. Mrs. Tucker has served as a director of Alliance Data Systems (NYSE:ADS), since May 2015. From May 2007 to May 2014, she served as a director of Iron Mountain Incorporated (NYSE:IRM). Mrs. Tucker holds a B.B.A. in Accountancy and an M.B.A. in Finance from the University of Memphis.
The Board has determined that Mrs. Tucker is an independent director under applicable Nasdaq rules. There are no arrangements between Mrs. Tucker and any other persons with respect to her appointment as director. Neither Mrs. Tucker nor any immediate family member of Mrs. Tucker has been a participant in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.
Mrs. Tucker will receive compensation for her services as a member of the Board in accordance with the Company’s standard compensation program for non-management directors. In connection with her appointment to the Board and pursuant to the Company’s Amended and Restated Non-Employee Director Stock Plan, the Company will grant Mrs. Tucker 1,083 restricted shares effective October 22, 2019 that will vest on the earlier of: (i) the day immediately prior to the first annual meeting of the Company’s shareholders that occurs after the grant date or (ii) October 22, 2020.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

No.	Exhibit
99.1	Press Release of Forward Air Corporation, dated October 22, 2019

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: October 22, 2019	By:	/s/ Michael J. Morris
Michael J. Morris Chief Financial Officer and Treasurer